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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-57267) pertaining to the Bank of Hawaii Profit Sharing Plan, of our report dated June 24, 2002 with respect to the financial statements and supplemental schedule of the Bank of Hawaii Profit Sharing Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.



                              /S/ ERNST & YOUNG LLP

Honolulu, Hawaii
June 28, 2002